Prepared by and after recording
return to:

Lynn W. Strott, Esq.
715 St. Paul Street
Baltimore, MD 21202

Project Name: Project Number:	Parkway Health and Rehabilitation Center 081-22009

The maximum principal indebtedness for Tennessee recording tax purposes is $6,764,092.06.

ASSUMPTION, MODIFICATION AND RELEASE AGREEMENT

THIS ASSUMPTION, MODIFICATION AND RELEASE AGREEMENT (this “Agreement”) is made as of January
10, 2012, by and among TENNESSEE PROPERTY ASSOCIATES, L.P., a Georgia limited partnership
(“Original Borrower”), G&E HC REIT II MEMPHIS SNF, LLC, a Delaware limited liability company (“New
Borrower”), and CAPITAL FUNDING, LLC, a Maryland limited liability company (“Lender”). The
SECRETARY OF HOUSING AND URBAN DEVELOPMENT (“HUD” or the “Secretary”) joins this Agreement for the purpose of acknowledging the transactions set forth herein and as a party to the Regulatory
Agreement (as defined below) and for such other purposes as may be set forth herein.

R E C I T A L S:

A. On July 12, 2010 Lender made a loan (the “Loan”) in the original principal amount of Six Million Eight Hundred Eighty Thousand Eight Hundred and 00/100 Dollars ($6,880,800.00) to Original Borrower. To evidence the Loan, Original Borrower executed and delivered to Lender that certain Deed of Trust Note, dated as of July 1, 2010 (the “Note”), payable to the order of Lender and endorsed and insured by HUD, bearing interest and being payable as therein provided.

B. Payment of the Note is secured by, among other things, that certain Deed of Trust dated as of July 1, 2010 and executed by Original Borrower for the benefit of Lender (the “Mortgage”). The Mortgage was recorded on July 9, 2010 as Instrument No. 10070229 in the Register’s Office of Shelby County, Tennessee (the “Records”). The Mortgage encumbers that certain parcel of real property described on Exhibit A attached hereto and incorporated herein for all purposes, together with the improvements and fixtures located thereon (the “Project”).

C. Original Borrower is liable for the payment and performance of all of its obligations under the Note, the Mortgage, and all other documents evidencing, securing, guaranteeing or otherwise pertaining to the Loan (collectively, together with all of the other documents evidencing and securing the Loan, as the same are modified by this Agreement and any other agreement with Lender and HUD in connection with the Assumption (as defined below), are hereinafter referred to, collectively, as the “Loan Documents”). The Loan Documents include, without limitation, (a) that certain Security Agreement dated July 1, 2010 by and between Original Borrower and Lender (the “Borrower Security Agreement”) and (b) that certain Regulatory Agreement for Multifamily Housing Projects dated July 1, 2010 by and between Original Borrower and the Secretary and recorded on July 9, 2010 as Instrument No. 10070230 of the Records (the “Regulatory Agreement”).

D. Original Borrower desires to sell, convey and transfer all of its interest in and to the Project to New Borrower, and New Borrower desires to lease the Project to Warsaw Road, L.P., a Georgia limited partnership and an affiliate of Original Borrower and the current master tenant under the Loan Documents (“Master Tenant”), pursuant to a new master lease (the “New Master Lease”) by and among New Borrower and certain of its affiliates, as landlord, and Master Tenant, as tenant (the “Transfer”), subject to New Borrower’s express assumption as provided hereinafter of all of Original Borrower’s obligations under the Note and the other Loan Documents arising after the date hereof (the “Assumption”), and Original Borrower and New Borrower have requested Lender and HUD’s consent to the Transfer and Assumption.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Original Borrower, New Borrower and Lender hereby agree as follows:

1. Incorporation of Recitals. The foregoing recitals are incorporated herein as a substantive, contractual part of this Agreement.

2. Assumption by New Borrower. New Borrower hereby assumes all of the payment and performance obligations of Original Borrower under the Loan Documents accruing or arising after the date hereof in accordance with their respective terms and conditions as the same may be expressly modified by this Agreement, including without limitation, payment of all sums due and payable under the Note, subject, however, to any limitations set forth in the Loan Documents with respect to recourse against the Original Borrower in the event of a default.

3. Reaffirmation by Original Borrower. Original Borrower hereby reaffirms, ratifies and confirms its payment and performance obligations under the Loan Documents and confirms that it will remain liable for all payment and performance obligations arising under the Loan Documents on or prior to the date hereof.

4. Certifications of Original Borrower and Lender. Original Borrower and Lender hereby certify, individually, and not jointly, to New Borrower that:

(a) As of the date hereof, the principal balance due under the Note is $6,764,092.06 and the monthly principal and interest due and payable under the Note is $32,862.78.

(b) Subject to this Section 4 below and to Lender’s knowledge, there are no other penalties, fees, interest or other charges accruing under the Loan.

(c) As of the date hereof, the following impounds, reserves and escrows are being held by or behalf of Lender and/or HUD in connection with the Loan:

(1) (2) (3)	Taxes and Insurance: Repair Reserve: Replacement Reserve:	$119,719.70 n/a $193,722.87

(d) To Original Borrower’s knowledge, there are no defaults, events of defaults, or events or conditions that have occurred which after the passage of time or giving of notice will constitute a default or an event of default under the Loan Documents. To Lender’s knowledge, no monetary defaults or events of default exist under the Loan Documents, and Lender has not delivered notice to Original Borrower of any defaults, events of defaults, or events or conditions that have occurred which after the passage of time or giving of notice will constitute a default or an event of default under the Loan Documents.

5. Representations and Warranties of New Borrower. New Borrower represents and warrants to Original Borrower, Lender and HUD that:

(a) New Borrower is a limited liability company, duly organized and validly existing under the laws of the State of Delaware, has all necessary licenses, authorizations, registrations and approvals, and full power and authority to enter into this Agreement and to own and lease the Project.

(b) This Agreement constitutes the legal, valid and binding agreement of New Borrower, enforceable against New Borrower in accordance with its terms, subject only to (i) the effect of any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally and (ii) general principles of equity.

6. Representations and Warranties of Original Borrower. Original Borrower represents and warrants to New Borrower, Lender and HUD that:

(a) Original Borrower is a limited partnership, duly organized and validly existing under the laws of the State of Georgia, has all necessary licenses, authorizations, registrations and approvals, and full power and authority to enter into this Agreement.

(b) This Agreement constitutes the legal, valid and binding agreements of Original Borrower, enforceable against Original Borrower in accordance with its terms, subject only to (i) the effect of any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally, and (ii) general principles of equity.

(c) There are no subordinate liens of any kind covering or relating to the Project, nor are there any mechanics liens or liens for unpaid taxes or assessments encumbering the Project, nor has notice of a lien or notice of intent to file a lien been received.

7. Release of Original Borrower. Effective as of the recordation of this Agreement, Original Borrower is released by Lender and HUD from its obligations as set forth in the Loan Documents arising after the date of hereof, except for recourse obligations for which it expressly has personal liability under the Note and other Loan Documents (“Recourse Obligations”), if any, to the extent such Recourse Obligations arise out of acts or events occurring or obligations arising prior to or on the date hereof. Nothing in this Agreement shall waive, compromise, impair or prejudice any right that the Lender or the Secretary might have to seek judicial, administrative or other recourse for any breach of the Loan Documents that may have occurred or accrued prior to or may occur subsequent to the date of this Agreement.

8. No Impairment of Liens. The Project is and shall remain in all respects subject to the lien, charge or encumbrance of the Mortgage and other Loan Documents and/or the conveyance of title contained in the Loan Documents. Nothing in this Agreement shall affect or be construed to affect (a) the warranty of title in the Mortgage or (b) the lien, charge or encumbrance of the Mortgage or other Loan Documents or the priority thereof over all other liens, charges, encumbrances or conveyances, or (c) release or affect the liability of any party or parties under or on account of the Loan Documents, except to the extent Original Borrower is expressly released under Section 7 of this Agreement. Nothing in this Agreement shall affect or be construed to affect any other security or instrument, if any, held by Lender in connection with or to evidence the Loan.

9. Consent to Transfer and Assumption. Lender and the Secretary hereby consent to the Transfer and Assumption and agree that such Transfer and Assumption shall not constitute a default under the Mortgage or any of the other Loan Documents. However, neither Lender nor the Secretary waives any other default, whether now in existence or occurring hereafter, whether known or unknown. This waiver applies only to this particular Transfer and not to any future transfer or sale. New Borrower and Original Borrower agree that they will not sell or attempt to sell or transfer or otherwise dispose of the Project without the written consent of Lender and Secretary, their respective successors or assigns, except for the sale and leaseback referred to herein.

10. Amendments to Loan Documents. The Loan Documents are hereby modified and amended (and no further amendment document shall be required) to reflect the Transfer and Assumption provided for herein. In furtherance of the foregoing, the Loan Documents are hereby amended effective as of the date hereof as follows:

(a) The term “Owners” as used in the Regulatory Agreement and any of the other Loan Documents means New Borrower and its successors, heirs and assigns.

(b) The address of New Borrower is c/o Grubb & Ellis Healthcare REIT II, Inc., 1551 N. Tustin Avenue, Suite 300, Santa Ana, CA 92705, Attention: President and Chief Operating Officer.

(c) Paragraph 6(e)(1) is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(1) All distributions shall be made only as of and after the end of a quarterly, semiannual or annual fiscal period, and only as permitted by the law of the applicable jurisdiction.”

(d) All references in the Loan Documents to the master lease and the sublease shall be hereby amended to mean and refer to the New Master Lease and the new sublease by and between Master Tenant and the current operator of the Project.

(e) The following is added to the end of Section 7 of the Security Agreement:

“(d) Debtor violates any provision of (i) this Security Agreement; or (ii) any other instrument related to the indebtedness evidenced by the HUD Loan Documents to which Debtor is a party; provided, however, that an event of default shall not occur unless such violation is not cured within applicable cure periods, if any, as may be provided in said documents; or

(e) There occurs any actual or threatened demolition of or injury or waste to the Project, not covered by insurance, or not replaced or restored by Debtor, which may impair the value of the Collateral; or

(f) A receiver is appointed for or a petition in bankruptcy is filed by or against Debtor, its successors or its assigns, which receiver or involuntary bankruptcy petition is not removed, vacated or stayed within sixty (60) days from the first date of appointment or filing thereof; or

(g) Debtor is dissolved and liquidation of Debtor is commenced in accordance with Debtor’s organizational documents and/or the law of the state.”

11. Reaffirmation. Except as expressly modified by this Agreement, the terms and conditions of the Loan Documents remain unchanged and are reaffirmed, ratified and confirmed by all of the parties hereto, and remain in full force and effect. New Borrower acknowledges that, as of the date hereof and subject to the terms hereof, it has no defenses, rights of set off or counterclaims of any type to the Loan or the Loan Documents.

12. Indemnification.

(a) Notwithstanding any language to the contrary in this Agreement or in the other Loan Documents, Original Borrower hereby reaffirms to New Borrower and its affiliates any and all indemnity obligations by Original Borrower, Master Tenant or any of their affiliates arising in favor of New Borrower or its affiliates in connection with the Transfer and the Assumption and Original Borrower, HUD and Lender hereby acknowledge and agree that this Agreement shall not be deemed a waiver of any such additional indemnity obligations.

(b) Nothing in this Section 12 shall be construed to constitute a waiver by any party of the right to enforce the provisions of this Agreement in accordance with its terms.

13. No Satisfaction or Release of Loan Documents. All parties to this Agreement specifically confirm and agree that nothing in this Agreement shall be understood or construed to amount to a satisfaction or release in whole or in part of any of the Loan Documents or of the Project.

14. No Waiver. Except as expressly provided herein, the execution of this Agreement by the Lender and Secretary does not and shall not constitute a waiver of any rights or remedies to which Lender and Secretary is entitled pursuant to the Loan Documents, nor shall the same constitute a waiver of any default which may have heretofore occurred or which may hereafter occur with respect to the Loan Documents.

15. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

16. Severability of Provisions. If any one or more of the provisions contained in this Agreement are for any reason invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained in this Agreement.

17. Governing Law. The terms and conditions of this Agreement shall be governed by the applicable internal laws of the State where the Project is located, without regard to the principles of conflict of laws.

18. Interpretation of Agreement. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

19. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the assumption of the Loan and fully supersedes all prior agreements and understanding between the parties pertaining to such subject matter.

20. Binding Provisions. The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

21. Equal Opportunity in Housing. New Borrower agrees that it shall fully comply with the provisions of (1) any laws prohibiting discrimination in housing on the basis of race, color, creed or national origin; and (2) with the Regulations of the Department of Housing and Urban Development providing for nondiscrimination and equal opportunity in housing. New Borrower understands and agrees that New Borrower’s failure or refusal to comply with any such provisions shall be a proper basis for the Secretary to take any corrective action he may deem necessary, including, but not limited to, the rejection of future applications for FHA mortgage insurance and the refusal to enter into future contracts of any kind with which New Borrower is identified; and further, the Secretary shall have a similar right to corrective action (1) with respect to any individuals who are officers, directors, principal stockholders, trustees, manager, partners or associates of New Borrower and (2) with respect to any corporation or any other type of business association or organization with which the officers, directors, principal stockholders, trustees, manager, partners, or associates of New Borrower may be identified.

(remainder of page intentionally left blank)

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first above written.

LENDER:

CAPITAL FUNDING, LLC, a Maryland limited liability company

By: /s/ Kelly M. Sparwasser
Name: Kelly M. Sparwasser
Title: Assistant Vice President

STATE OF MARYLAND COUNTY OF BALTMORE	) ) SS. )

On this 30th day of December, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Kelly M. Sparwasser, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity, and that his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

/s/ Krista M. Boblitz

Signature

[signatures continue on following page]

ORIGINAL BORROWER:

TENNESSEE PROPERTY ASSOCIATES, L.P.

a Georgia limited partnership

By: /s/ James J. Andrews
James
J. Andrews, President

STATE OF GEORGIA ) ss

COUNTY OF FULTON )

I, Janet C. Guy, a notary public in and for said County in said State, hereby certify that James J. Andrews, whose name as President of TENNESSEE PROPERTY ASSOCIATES, L.P. signed the foregoing

Assumption and Modification Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of the Assumption and Modification Agreement, he as such officer and with full authority executed the same voluntarily for and as the act of said corporation.

Witness my hand and official seal this 28th day of December, 2011.

/s/ Janet C. Guy (Notary Public)

My commission expires April 1, 2014

NEW BORROWER:

G&E HC REIT II MEMPHIS SNF, LLC, a Delaware limited liability company

By: /s/ Danny Prosky

Danny Prosky, Authorized Signatory

STATE OF CALIFORNIA ) ss

COUNTY OFORANGE )

I, Rex Morishita, a notary public in and for said County in said State, hereby certify that Danny Prosky, whose name as Authorized Signatory of G&E HC REIT II MEMPHIS SNF, LLC signed the foregoing

Assumption and Modification Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of the Assumption and Modification Agreement, he as such officer and with full authority executed the same voluntarily for and as the act of said limited liability company.

Witness my hand and official seal this 30th day of December, 2011.

/s/ Rex Morishita (Notary Public)
My commission expires May 1, 2015.
IN WITNESS WHEREOF, the Secretary joins in this Agreement for the purposes of acknowledging the transactions set forth herein and as a party to the Regulatory Agreement and for such other purposes as may be set forth herein.

SECRETARY OF HOUSING AND

URBAN DEVELOPMENT

By: /s/ Roger A. Lewis

Roger A. Lewis, Authorized Agent

Office of Residential Care Facilities
National Director,
Section 232 Development,
Office Healthcare Programs

STATE OF WASHINGTON ) ss
COUNTY OF KING	)

On this 29TH day of December, 2011, before me appeared Roger A. Lewis, who, being by me duly sworn, did say that she is a duly appointed HUD/FHA official and the person who executed the foregoing instrument and acknowledged the same to be her free and voluntary act and deed as duly appointed HUD/FHA official for and on behalf of the Secretary of Housing and Urban Development.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

/s/ Markham W. Stickney

Notary Public

My commission expires: 04/19/15

EXHIBIT A
TO
ASSUMPTION, MODIFICATION AND RELEASE AGREEMENT

Legal Description

The Tennessee Property Associates, LLC property as recorded in Instrument Number 05016884 in the Shelby County Register’s Office being Lots 1, 2, 3 and 4, Block 3 in the Kansas Street Urban Renewal Area Project No. Tennessee A-11-2 and being more particularly described as follows:

BEGINNING at a found chisel mark being a point of curvature in the east line of Louisiana Street (68 R.O.W.) being 25.19 feet southwardly at the tangent intersection of the east line of Louisiana Street and the south line of Rowe Avenue (50’ R.O.W.); thence eastwardly along a curve to the right having a radius of 25.00 feet, a central angle of 90 degrees 26 minutes 35 seconds, a chord bearing of North 48 degrees 38 minutes 40 seconds East, a chord distance of 35.49 feet, a distance along its arc of 39.46 feet to a found iron pin being a point of tangency in the south line of Rowe Avenue (50 R.O.W.); thence South 86 degrees 08 minutes 03 seconds East along said south line a distance of 127.75 feet to a found iron pin being a point of curvature; thence southwardly along a curve to the right having a radius of 25.00 feet, a central angle of 89 degrees 23 minutes 25 seconds, a chord bearing of South 41 degrees 26 minutes 20 seconds East, a chord distance of 35.17 feet, a distance along its arc of 39.00 feet to a found iron pin being a point of tangency in the west line of Fairview Street (50’ R.O.W.); thence South 03 degrees 15 minutes 22 seconds West along said west line a distance of 372.54 feet to a point of curvature; thence eastwardly along a curve to the left having a radius of 100.00 feet, a central angle of 89 degrees 23 minutes 19 seconds, a chord bearing of South 41 degrees 26 minutes 18 seconds East, a chord distance of 140.66 feet, a distance along its arc of 156.01 feet to a point of tangency in the south line of Goodloe Avenue; thence South 86 degrees 07 minutes 57 seconds East along said south line a distance of 165.44 feet to a found iron pin being the northwest corner of the Memphis Housing Authority property (deed reference not available); thence South 03 degrees 20 minutes 25 seconds West along the west line of the Memphis Housing Authority property and the west line of the City of Memphis property (deed reference not available) a distance of 200.02 feet to a set chisel mark in the north line of the South Parkway West (100’ R.OW.); thence North 86 degrees 06 minutes 46 seconds West along said north line a distance of 414.03 feet to a point of curvature; thence northwardly along a curve to the right having a radius of 30.00 feet, a central angle of 89 degrees 32 minutes 08 seconds, a chord bearing of North 41 degrees 20 minutes 42 seconds West, a chord distance of 42.25 feet, a distance along its arc of 46.88 feet to a point of tangency in the east line of said Louisiana Street; thence North 03 degrees 25 minutes 22 seconds East along said east line a distance of 641.11 feet to the POINT OF BEGINNING.

Being the same property conveyed by Deed of record at Instrument No.   , in the Register’s Office of Shelby County, Tennessee.